UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: August 11, 2021

(Date of earliest event reported)

COHBAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38326	26-1299952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1455 Adams Drive, Suite 2050

Menlo Park, CA 94025

(Address of principal executive offices and zip code)

(650) 446-7888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CWBR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

COHBAR, INC.

FORM 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2021, the board of directors (the “Board”) of CohBar, Inc. (the “Company”), following a recommendation from the Governance and Nominating Committee, appointed Carol Nast to serve as director of the Company, effective August 16, 2021.

Dr. Nast has over 30 years of experience in executive level positions in the medical industry with both large, multinational companies and early-stage companies with emerging technologies. She founded Enterprise Catalyst Group, Inc., a consulting company that services the medical industry, in January 2004 and has since served as its President from 2004 to June 2019, and from June 2021 to present. Dr. Nast previously served as Chief Operating Officer of Mind Medicine, Inc., a company advancing psychedelic inspired medicines, from June 2019 to May 2021 and, prior to that, was Chief Operating Officer at NuGen Technologies, Inc., a genomics company, from 2001 to 2003. She also served as Vice President, Device Manufacturing at Nektar Therapeutics (previously, Inhale Therapeutics, Inc.) from 1999 to 2002, as Director of Operations of Syva (a division of Syntex Pharmaceuticals) from 1989 to 1996, and as Director of Operations of BioRad Laboratories, Inc. from 1985 to 1989. She is a recognized expert in product development and commercialization, has successfully facilitated the development and commercialization of over 100 products and has extensive experience in the management of complex, multinational partner programs.

In connection with her appointment as a member of the Board, Dr. Nast was granted stock options to purchase 200,000 shares of the Company’s common stock (the “Shares”), at an exercise price of $1.10 per share (the “Option”). The Option will vest and become exercisable in equal monthly installments over a period of four years based on Dr. Nast’s continued service to the Company during the vesting period. Dr. Nast will also receive annual cash compensation of $60,000 in consideration of her service as a director.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHBAR, INC.
(Registrant)

August 17, 2021	By:	/s/ Jeffrey F. Biunno
(Date)		Jeffrey F. Biunno
Chief Financial Officer

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